Exhibit 99.1

Exhibit 99.1

CVB Financial Corp.

July 2014

2Q Results 2014 | cbbank.com

Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plans and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; supply and demand for real property inventory and periodic deterioration in values of California real estate, both residential and commercial; a prolonged slowdown or decline in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the cost or effect of acquisitions we may make; the effect of changes in laws and regulations (including laws, regulations and judicial decisions concerning financial reform, taxes, banking capital levels, securities, employment, executive compensation, insurance and information security) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rate or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats including loss of system functionality or theft or loss of Company or customer data; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes and the expanding use of technology in banking (including the adoption of mobile banking applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy or local business conditions; fluctuations in the price of the Company’s stock; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard- setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our management team and/or our board of directors; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries or investigations and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company’s public reports including its Annual Report on Form 10-K for the year ended December 31, 2013, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

2Q Results 2014 | cbbank.com 2

CVB Financial Corp. (CVBF)

Total Assets: $7.4 Billion Gross Loans: $3.6 Billion Total Deposits (Including Repos): $6.2 Billion Total Equity: $841 Million

Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974

Locations in 44 cities with 43 business financial centers and 6 commercial banking centers and 3 trust office locations serving the Inland Empire, LA County, Orange County, San Diego County and the Central Valley of California

Source: Q2 2014 earnings release & company filings.

2Q Results 2014 | cbbank.com

Experienced Leadership

Name Position Banking Experience CVBF Service

Christopher D. Myers President & CEO 30 Years 8 Years

Richard C. Thomas Executive Vice President 5 Years 4 Years

Chief Financial Officer

James F. Dowd Executive Vice President 37 Years 6 Years

Chief Credit Officer

David C. Harvey Executive Vice President 25 Years 5 Years

Chief Operations Officer

David A. Brager Executive Vice President 26 Years 11 Years

Sales Division

R. Daniel Banis Executive Vice President 32 Years 2 Years

CitizensTrust

Yamynn DeAngelis Executive Vice President 35 Years 27 Years

Chief Risk Officer

Richard Wohl Executive Vice President 26 Years 3 Years

General Counsel

2Q Results 2014 | cbbank.com

Board of Directors

Name CVB Experience Age

Linn Wiley—Chairman 22 Years 75 George Borba Jr.—Vice Chairman 2 Years 47 Ray O’Brien—Vice Chairman 2 Years 57 Steve Del Guercio 2 Years 52 Robert Jacoby 8 Years 72 Hal Oswalt NEW 66

San Vaccaro 14 Years 81

Chris Myers—CEO 8 Years 52

2Q Results 2014 | cbbank.com

CVB Financial Corp.

Who is CVB Financial Corp.?

2Q Results 2014 | cbbank.com

Largest Banks Headquartered in California

Rank Name Asset Size (3/31/14) In millions

1 Wells Fargo $1,546,707

2 Union Bank $107,237

3 Bank of the West $67,725

4 First Republic Bank $44,346

5 City National Bank $29,718

6 SVB Financial $29,711

7 East West Bank $27,401

8 OneWest Bank $21,799

9 Cathay Bank $11,291

10 CapitalSource* $9,100

11 CVB Financial Corp. $6,903

12 BBCN $6,668

13 Pacific Western Bank* $6,518

14 Farmers & Merchants of Long Beach $5,357

15 Westamerica Bank $4,921

Source: SNL Financial | *CapitalSource merged with Pacific Western Bank (4/7/14)

2Q Results 2014 | cbbank.com

Bank Accomplishments & Ratings

149 Consecutive Quarters of Profitability

99 Consecutive Quarters of Cash Dividends

#8 Rated Bank: BankDirector Magazine

Bank Performance Scorecard (August 2013)

BauerFinancial Report

Five Star Rating (March 2014)

Fitch Rating

BBB (September 2013)

2Q Results 2014 | cbbank.com

CVB Financial Corp.

Our Markets

2Q Results 2014 | cbbank.com

Existing Locations

43 Business Financial Centers

6 Commercial Banking Centers

3 CitizensTrust Locations

San Joaquin

Stanislaus

Merced

Madera

Fresno

Tulare

Kern

San Bernardino

Los Angeles

Riverside

Orange

San Diego

Corporate Office

Business Financial Centers Commercial Banking Centers CitizensTrust

San Diego – NEW Opened 06/02/2014 American Security Bank

Deposits*

# of Center Total Deposits Total Deposits

(000’s) Locations (6/30/13) (6/30/14)

Los Angeles County 18 $1,892,050 $2,069,542

Inland Empire 11 $1,762,673 $2,148,802

(Riverside & San Bernardino Counties)

Central Valley 9 $812,072 $845,125

Orange County 10 $600,373 $920,300

Other 1 $256,795 $257,036

Total 49 $5,323,963 $6,240,805

Average Cost of Deposits (Year-to-Date) 0.12% 0.11%

*Includes Customer Repurchase Agreements

2Q Results 2014 | cbbank.com

Total Deposits*

$7,500,000

$6,500,000

$5,500,000

$4,500,000

$3,500,000

$2,500,000

$1,500,000

$500,000

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

(000’s)

2010 2011 2012 2013 2014

Non-Int Bearing Dep Interest Bearing Deposits*

*Interest Bearing Deposits includes REPOs

2Q Results 2014 | cbbank.com

Deposit Cost Comparison

Source: Q2 2014 earnings release & other company filings, SNL Financial—peers represent public

CA , AZ, HI, NV, OR & WA banks with assets $2—$25 billion. | Peer Data as of 3/31/2014

3.00%

CVBF Peers

2.50%

2.00%

1.50%

1.00%

0.50%

0.00%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

200720082009 2010 2011 2012 2013 2014

2Q Results 2014 | cbbank.com

Total Loans*

$ 4,400,000

$ 4,200,000

$ 4,000,000

$ 3,800,000

$ 3,600,000

$ 3,400,000

$ 3,200,000

$ 3,000,000

$ 2,800,000

$ 2,600,000

$ 2,400,000

$ 2,200,000

$ 2,000,000

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

2010 2011 2012 2013 2014

(000’s) Total Non-Covered Loans Total Covered Loans

*Before deferred loan fees, discount on covered loans, and loans held for sale

2Q Results 2014 | cbbank.com

Loan Portfolio Composition

Total Loans by Type

Municipal Lease

Finance

Other, 2.1% Receivables, 2.2% Dairy, Livestock &

SFR Mortgage, Agribusiness,

5.1% 5.0%

Multi-Family, 6.0% Commercial &

Industrial, 14.6%

Construction RE,

1.6%

Commercial RE-

Non-Owner,

40.6% Commercial RE -

Owner

Occupied, 22.8%

Source: Q2 2014 earnings release & company reports |Covered & Non Covered

2Q Results 2014 | cbbank.com

New/Enhanced Lending Initiatives

Residential Real Estate Multi-Family Asset Based Lending

Residential and Commercial Construction

2Q Results 2014 | cbbank.com

CVB Financial Corp.

Credit Quality

2Q Results 2014 | cbbank.com

Non-Performing Assets*



$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
(000's)
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2009
2010
2011
2012
2013
2014
Non-Performing Loans
OREO

Non-Covered

2Q Results 2014 | cbbank.com 18

Classified Loans*

$800,000

$700,000

$600,000

$500,000

$400,000

$300,000

$200,000

$100,000

$-

(000’s) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

2009 2010 2011 2012 2013 2014

*Non-Covered

2Q Results 2014 | cbbank.com 19

Loans: Net Charge Offs*

$10,000

$-

2009 2010 2011 2012 2013 YTD 2014

$(10,000)

$(20,000)

$(30,000)

$(40,000)

$(50,000)

$(60,000)

$(70,000)

Net Charge Offs (by year)

*Non-Covered

2Q Results 2014 | cbbank.com 20

CVB Financial Corp.

Profits

2Q Results 2014 | cbbank.com

Net Income

$32,500

$30,000

$27,500

$25,000

$22,500

$20,000

$17,500

$15,000

$12,500

$10,000

$7,500

$5,000

$2,500

$-

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

(000’s)

2009 2010 2011 2012 2013 2014

Net Income After Taxes

$20.4 million FHLB prepayment charge

2Q Results 2014 | cbbank.com

Earnings

(000’s) 2010 2011 2012 2013 6 Months to

6/30/2014

Net Interest Income $259,317 $234,681 $236,950 $216,266 $114,101

Provision for Loan Losses ($61,200) ($7,068) $0 $16,750 $15,100

Other Operating Income/Expenses (Net) ($111,378) ($106,809) ($122,257) ($88,741) ($43,933)

Income Taxes ($23,804) ($39,071) ($37,413) ($48,667) ($31,123)

Net Profit After Tax $62,935 $81,733 $77,280 $95,608 $54,145

2Q Results 2014 | cbbank.com 23

Net Interest Margin

4.25%

4.00%

375%.

3.50%

3.25%

3.00%

2.75%

2.50%

2.25%

2.00%

1.75%

1.50%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

2007 2008 2009 2010 2011 2012 2013 2014

Normalized*

*Normalized excludes accretion on covered loans

2Q Results 2014 | cbbank.com 24

CVB Financial Corp.

Efficiency & Expenses

2Q Results 2014 | cbbank.com

Efficiency Ratio

90.00%

80.00%

70.00%

60.00%

50.00%

40.00%

30.00%

20.00%

10.00%

0.00%

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

2011 2012 2013 2014

Efficiency Ratio

$20.4 million FHLB prepayment charge

2Q Results 2014 | cbbank.com 26

Non-Interest Expense

as a % of Average Assets

3.50%

3.00%

2.50%

2.00%

1.50% 1.79%

1.00%

0.50%

0.00%

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

2011 2012 2013 2014

Non-Interest Expense as a % of Average Assets

$20.4 million FHLB prepayment charge

2Q Results 2014 | cbbank.com 27

CVB Financial Corp.

Capital

2Q Results 2014 | cbbank.com

Capital Ratios

Regulatory Regulatory

Minimum Ratio Well-Capitalized Ratio March 31, 2014*

Tier 1 Risk-based Capital Ratio 4.0% 6.0% 18.98%

Total Risk-based Capital Ratio 8.0% 10.0% 20.24%

Tier 1 Leverage Ratio 4.0% 5.0% 11.48%

Tangible Capital Ratio 10.98%

Core Tier 1 Capital Ratio 18.36%

* CVB Financial Corp. - Consolidated 29

2nd Quarter 2014

‘CVBF’ Share Repurchases

7,420,678= remaining shares authorized

344,493 = shares repurchased at an average price of $14.15 per share

2Q Results 2014 | cbbank.com 30

CVB Financial Corp.

Securities & Investments

2Q Results 2014 | cbbank.com

Securities Portfolio*

—$3.0 Billion—

CMO’s / Trust Preferred

Yield on securities REMIC’s 0.17% Municipal

portfolio = 2.64% 11.38% Bonds 19.48%

for the 2nd Quarter 2014

Government

Agency &

GSEs 11.04%

MBS 57.93%

Securities portfolio totaled $3.02 billion at 6/30/2014. The portfolio represents 40.7% of the Bank’s total assets Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the implied guarantee of the U.S. government. 98% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 5% of the municipal bond portfolio

*Securities Available For Sale

2Q Results 2014 | cbbank.com Source: Q2 2014 earnings release. As of 6/30/2014 securities held-to-maturity were valued at approximately $1.6 million | Yield on securities represents the fully taxable equivalent

Securities Portfolio*

$3.0 Billion

Mark-to-Market (Pre-tax)

$100,000

$80,000

$60,000

$41,478

$40,000

$20,000

$0

-$20,000

-$40,000

Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sept Dec Mar Jun

09 09 09 10 10 10 10 11 11 11 11 12 12 12 12 13 13 13 13 14 14

(000’s) *Securities Available For Sale

2Q Results 2014 | cbbank.com

CVBF Assets

12/31/06

$6.1 Billion

Loans, Securities

net 42.4%

49.9%

Goodwill & Fed

Intangibles Balance*

0.7% Other 4.6% 2.4%

6/30/14

$7.4 Billion

Loans, Securities

net 48.0% 40.7%

Fed

Goodwill & Other 5.6% Balance*

Intangibles 4.7%

1.0%

*Includes overnight funds held at the Federal Reserve, Interest earning -due from Correspondent Banks, other short-term money market accounts or certificates of deposit

2Q Results 2014 | cbbank.com

Yield on Securities vs. Yield on Loans

6.00%

5.00%

4.00%

3.00%

2.00%

1.00%

0.00%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

2009 2010 2011 2012 2013 2014

Yield on Loans* Yield on Securities

2Q Results 2014 | cbbank.com *Excluding Discount Accretion

CVBF Liabilities

12/31/06

$5.7 Billion Junior

subordinated

Debentures 1.9%

Borrowings

36.0% Total

Deposits*

61.4%

Other

Liabilities

0.7%

6/30/14

$6.6 Billion

Other Borrowings

Liabilities 3.0% Junior

subordinated

1.8% Debentures

0.4%

Total

Deposits*

94.8%

*Includes Customer Repurchase Agreements

2Q Results 2014 | cbbank.com

CVB Financial Corp.

New Acquisition “American Security Bank”

2Q Results 2014 | cbbank.com 37

Transaction Highlights

Merger Completed: May 15, 2014

Price: $57 million (cash)

Number of Locations: ‘5’ Branch Locations

‘2’ Electronic Banking Vestibules

Total Assets: $433 million

Total Loans: $247 million

Non-Interest Bearing Deposits: $193.6 million

Total Deposits: $378.2 million

2Q Results 2014 | cbbank.com 38

Closure/Consolidations

Branch Date Closure/Consolidation

Apple Valley– Electronic Banking August 2014 Closure

Vestibule

Victorville - Electronic Banking

Vestibule & Operations Center September 2014 Closure

Orange County CBC (CBB) September 2014 Consolidate into Newport Beach (ASB)

Corona (ASB) September 2014 Consolidate into

Corona BFC (CBB)

Victorville BFC (CBB) October 2014 Consolidate into

Apple Valley (ASB)

2Q Results 2014 | cbbank.com 39

CVB Financial Corp.

Our Growth Strategy

2Q Results 2014 | cbbank.com

Our Vision

Citizens Business Bank will strive to become the dominant financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

2Q Results 2014 | cbbank.com

Target Customer

The best privately-held and/or family-owned businesses throughout California

Annual revenues of $1-200 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

2Q Results 2014 | cbbank.com

Three Areas of Growth

Same Store

DeNovo

Sales

Acquisitions

—Banks—

— Trust—

2Q Results 2014 | cbbank.com

Acquisition Strategy

—Banks—

Target size: $200 million to $2 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California only)

—Trust/Investment—

Target size: AUM of $200 million to $1 billion In California

—Banking Teams—

In- market & ‘new’ markets

2Q Results 2014 | cbbank.com

CVB Financial Corp.

Our ‘Critical Few’

Execute on DeNovo Growth Initiatives Pursue Strategic Acquisitions Quality Loan Growth

Provide Customer Solutions Through Technology

Expand Market Share Through Same Store Sales

2Q Results 2014 | cbbank.com

CVB Financial Corp.

Copy of presentation at www.cbbank.com

2Q Results 2014 | cbbank.com